SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                Date of Earliest Event Reported: January 30, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
                    ----------------------------------------
               (Exact name of Registrant as Specified in Charter)

            Delaware                 333-100848           51-0362653
            --------                 ----------           ----------
        (State or Other             (Commission        (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)    Identification Number)


                         8400 Normandale Lake Boulevard
                                    Suite 250
                             Minneapolis, Minnesota
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5. Other Events.
        ------------

On January 30, 2003, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS1, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        10.1 Pooling and Servicing Agreement, dated as of January 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RESIDENTIAL ASSET SECURITIES CORPORATION


                                     By:     /s/ Benita Bjorgo
                                     Name:   Benita Bjorgo
                                     Title:  Vice President




Date:   January 17, 2003

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

10.1 Pooling and Servicing Agreement, dated as of January 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.